Exhibit 99.2

PacWest Bancorp Merger with CapitalSource Inc. PACWEST BANCORP MERGER WITH CAPITALSOURCE INC. Investor Presentation July 22, 2013 Filed by PacWest Bancorp Pursuant to Rule 425 under the Securities Act of 1933 and Deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934 Subject Company: CapitalSource Inc. Commission File No. 001-31753

PacWest Bancorp Merger with CapitalSource Inc. FORWARD-LOOKING STATEMENTS AND LEGAL DISCLAIMER This communication contains certain forward-looking information about PacWest, CapitalSource, and the combined company after the close of the transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of PacWest, CapitalSource and the combined company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by PacWest and CapitalSource with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the stockholders of PacWest and CapitalSource, or any future transaction, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; regulatory approvals may not be received on expected timeframes or at all; settlements with the FDIC related to loss-sharing arrangements; the possibility that personnel changes will not proceed as planned; the possibility that the cost of additional capital may be more than expected; the possibility that a change in the interest rate environment may reduce net interest margins; asset/liability re-pricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; and environmental conditions, including natural disasters, may disrupt business, impede operations, or negatively impact the values of collateral securing loans. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. July 22, 2013 Page 2

TRANSACTION SUMMARY

Consideration	• Fixed exchange ratio consisting of 0.2837 of a share of PACW and $2.47 in cash • $11.64 in value per CSE share (based on PACW closing price on July 19 of $32.32)
Transaction Value	• $2.3 billion
Ownership Post Deal	• 45% PacWest – 55% CapitalSource
Termination	• PACW and CSE have granted each other customary reciprocal 19.9% stock options
Board Composition	• PacWest to appoint 8; CapitalSource to appoint 5; John Eggemeyer to be Chairman
Management	• Matt Wagner to be CEO; Jim Pieczynski to be President of the new CapitalSource division of Pacific Western Bank
Anticipated Merger Related Charge to Equity After Tax	• $80 million
Targeted Cost Savings	• $47 million pre-tax in 2015: 23% of CapitalSource's non-interest expense and 12% of combined non-interest expense[1]
Compelling Returns	• Transaction is financially compelling. For illustrative purposes, based on IBES consensus estimates:[2]
TBV Accretion at Close	– ~ 10%
2015 EPS Accretion	– ~ 18%
Estimated IRR	– ~ 20%
Dividend	– Maintain current PacWest's quarterly cash dividend of $0.25 per share
Approvals	• Regulators and stockholders of each Company
Targeted Closing	• First Quarter 2014

Note: Market data as of July 19, 2013.

(1) Percentages are based on 2Q' 13 non-interest expense annualized.

(2) Estimated financial impact is presented solely for illustrative purposes using IBES consensus estimates. Neither PACW nor CSE endorse the IBES consensus estimates or publish financial guidance. Actual results may differ materially.

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 3

TRANSACTION HIGHLIGHTS

Continuity and Growth

- Continues PACW's growth as a highly profitable business-focused bank
- Creates the 6th largest publicly-owned bank headquartered in California[1]
- Top decile[2] NIM from strong asset yields and low cost funding
- Improved loan diversification with broadened middle-market reach
- Outstanding profitability with excellent asset quality

Financially Compelling

- For illustrative purposes, based on IBES consensus estimates:[3]
  - 2015 estimated GAAP EPS accretion of ~18%
  - 2015 estimated ROAA of ~1.65% and ROATCE of ~17%
  - ~10% accretive to TBV per share
- Strong pro forma capital ratios[3] [4]
  - ~10.5% TCE / TA
  - ~11.7% Tier 1 Common
  - ~15.7% Total RBC

Risk Management Factors

- Track record of 26 successfully integrated acquisitions since 2000
- Top funding and lending teams drawn from each firm
- Excellent pro forma credit metrics[3] [4]
  - ~29% Classified / (Tier 1+ALLL)[3] [5]
  - ~74% ALLL/Non-Accrual Loans[3] [5]

(1) *Ranking is based on total assets as of 1Q' 13.*
(2) *Peers include U.S. banks traded on the NYSE or NASDAQ with assets between $10bn and $50bn.*
(3) *Estimated financial impact is presented solely for illustrative purposes using IBES consensus estimates. Neither PACW nor CSE endorse the IBES consensus estimates or publish financial guidance. Actual results may differ materially.*
(4) *As of December 31, 2013. Consolidated level.*
(5) *Assumes 90% of the credit mark is applied to classified assets and 75% to nonaccrual loans at the consolidated level.*

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 4

Transaction Financial Rationale

Prudent Pricing

	PACW-CSE	Recent Transactions[2]
Price / Book Value:	1.47x[1]	1.45x
Price / Tangible Book Value:	1.66x[1]	1.64x
Price / LTM Earnings:	17.8x[3]	18.8x

Compelling Returns

- For illustrative purposes, based on IBES consensus estimates:[4]
  - 2015E estimated EPS accretion: ~18%
  - TBV accretion at 12/31/13: ~10%
  - Estimated IRR: ~20%

Note: Market data as of July 19, 2013.
(1) Book value per share and tangible book value per share as of 2Q' 13.
(2) Reflects median for non-assisted whole bank transactions announced since December 31, 2011 for targets with assets between $1.0 billion and $10.0 billion and < 4.0% NPAs to Assets.
(3) Reflects earnings per share for the period 3Q' 12 – 2Q '13.
(4) Estimated financial impact is presented solely for illustrative purposes using IBES consensus estimates. Neither PACW nor CSE endorse the IBES consensus estimates or publish financial guidance. Actual results may differ materially.

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 5

PacWest Overview

Strong Core Deposit Growth, Asset Quality and NIM

- Southern California focused commercial bank
- Low risk profile
  - Strong capital ratios and asset quality
- Strategic focus on low cost deposits
- Superior NIM
- Established track record of expense management
- Experienced acquirer and integrator
  - 26 bank and finance company acquisitions

Core Deposits



Core Deposits ($)
Core Deposits (% of Total Deposits)
$5,000
$4,750
$4,500
$4,250
$4,000
$3,750
$3,500
$3,250
$3,000
86.0%
84.0%
82.0%
80.0%
78.0%
76.0%
74.0%
72.0%
70.0%
$3,471
$3,418
$3,520
$3,610
$3,636
$3,726
$3,925
$3,889
$3,796
$4,701
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13 (1)

Nonaccrual Loans



Nonaccrual Loans
Loan Loss Reserve
$160
$140
$120
$100
$80
$60
$40
$20
$0
$77
$128
$65
$129
$60
$119
$58
$117
$48
$111
$53
$104
$37
$100
$39
$92
$42
$95
$52
$90
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13

Net Interest Margin



PacWest
Peer Median
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
5.34%
5.57%
5.15%
5.00%
5.41%
5.60%
5.58%
5.49%
5.40%
5.22%
3.71%
3.75%
3.84%
3.78%
3.73%
3.72%
3.71%
3.69%
3.66%
3.60%
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13

Source: Company documents, SNL Financial.
Note: Peers include banks traded on the NYSE or NASDAQ with assets between $5bn and $10bn.
(1) 2Q' 13 core deposit data includes acquisition of First California Financial Group.

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 6

CAPITALSOURCE OVERVIEW

Strong Loan Growth with Attractive Credit Quality and NIM

- Recognized leader in middle-market lending with an emphasis on specialization
- A diverse national lending platform positions the Company to grow consistently and capitalize on market opportunities
- As of June 30, 2013, $8.7 billion in assets, $6.5 billion in loans and $5.9 billion in deposits
- Bank-level non-accrual balance declined 66% since 1Q'11
- Parent Company loan balance projected to be <$150mm by transaction close (~1% of combined total loans)

Gross Loans and Leases[1], HFI



Actual 2013 loan growth through June 30 of 10%
CAGR = 21%
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$4,020
$4,100
$4,580
$4,900
$5,088
$5,339
$5,363
$5,804
$6,007
$6,410
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13

Nonaccrual Loans[1]



Nonaccrual Loans
Loan Loss Reserve
$250
$200
$150
$100
$50
$0
$172
$133
$219
$109
$107
$119
$118
$95
$81
$97
$99
$102
$64
$98
$42
$99
$30
$100
$58
$105
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13

Net Interest Margin[1]



CapitalSource Bank
Peer Median
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
5.43%
5.07%
4.94%
4.95%
5.12%
4.95%
4.97%
4.84%
5.08%
4.79%
3.71%
3.75%
3.84%
3.78%
3.73%
3.72%
3.71%
3.69%
3.66%
3.60%
1Q'11
2Q'11
Q'11
4Q'11
1Q'12
2Q'12
Q'12
4Q'12
1Q'13
2Q'13

Source: Company documents, SNL Financial.
Note: Peers include US banks traded on the NYSE or NASDAQ with assets between $5bn and $10bn.
(1) Bank level.

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 7

PacWest Bancorp Merger with CapitalSource Inc. • Strengthens Southern California commercial bank franchise with significantly enhanced middle-market capabilities • Competitive market share position in major Southern California MSAs(1) - Los Angeles #11 ($6.3bn in deposits) - Riverside #8 ($1.4bn in deposits) - San Diego #10 ($1.1bn in deposits) • Middle Market Focus: - Business Lines • Traditional Commercial Banking (C&I, CRE, Multifamily) • Asset Based Lending (Equipment, Insurance, Lender and Premium Finance) • Specialized Cash Flow Lending • SBA lending - Industry Focus • Healthcare • Technology • Private Finance Companies UNIQUELY POSITIONED PRO FORMA COMPANY Page 8 Source: SNL Financial. (1) Deposit data as of June 30, 2012 and are based on FDIC summary of deposits. CSE PACW • Security • Premium Finance • Transportation and Energy July 22, 2013

PacWest Bancorp Merger with CapitalSource Inc. LENDING PLATFORM Page 9 Diversified Loan Portfolio Across Asset Classes and Geographies Source: Internal company documents. Note: Data as of June 30, 2013. Pro forma loan composition does not include purchase accounting adjustments. “Other” category includes states in which the loan balance as a percentage of the total loan portfolio is less than 2%. (1) Pro forma yield on loans includes amortization of fair value marks. July 22, 2013 TBU PacWest PacWest CapitalSource CapitalSource Pro Forma PACW / CSE Pro Forma PACW / CSE Total $6.5bn Total $10.8bn Total $4.4bn Yield: 6.45% Yield: 6.89% Yield: 6.73% Total $6.5bn Total $10.8bn Total $4.4bn Yield: 6.45% Yield: 6.89% Yield: 6.73% Consumer & Other <1% (1) (1)

Deposit Platform

Significant Opportunity to Improve Deposit Base

Key Points

- Meaningful improvement in legacy CapitalSource deposit base can be achieved following the combination of the two companies
- Under its current charter, CapitalSource is not permitted to offer demand deposit accounts
  - Significant opportunity to attract CapitalSource loan customers as depositors
- PacWest has a strong deposit franchise with 85% of its deposits in non-CD accounts and has successfully integrated a number of acquisitions with a high proportion of time deposits
- Over time, the combined company expects to replace rate sensitive CD customers with core commercial banking clients

PacWest



Retail Time Deposits 5%
Jumbo Time Deposits 10%
Other Interest Bearing Deposits 44%
Non-Interest Bearing Deposits 41%

Total $5.5bn **Cost: 17 bps**

CapitalSource



Jumbo Time Deposits 49%
Other Interest Bearing Deposits 16%
Retail Time Deposits 35%

Total $5.9bn **Cost: 88 bps**

Pro Forma PACW / CSE



Other Interest Bearing Deposits 29%
Non-Interest Bearing Deposits 20%
Retail Time Deposits 20%
Jumbo Time Deposits 30%

Total $11.4bn **Cost: 31 bps** (1)

Source: Internal company documents.
Note: Data as of June 30, 2013. Pro forma deposit composition does not include purchase accounting adjustments.
(1) Pro forma cost of deposits includes amortization of fair value marks and $25mm in pre-tax funding improvements.

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 10

PacWest Bancorp Merger with CapitalSource Inc. TRANSACTION GENERATES SIGNIFICANT EPS ACCRETION(1) Page 11 July 22, 2013 (1) Estimated financial impact is presented solely for illustrative purposes using IBES consensus estimates. Neither PACW nor CSE endorse the IBES consensus estimates or publish financial guidance. Actual results may differ materially. ($ in millions) 2014 2015 Standalone Earnings(1) $99.2 $109.1 Standalone EPS (1) $2.17 $2.39 Pro Forma GAAP Earnings $244.2 $289.7 Pro Forma Avg. Diluted Shares Outstanding 102.882 102.882 Pro Forma EPS $2.37 $2.82 EPS Accretion (%)(1) 9.4% 18.0%

PRO FORMA FINANCIAL RATIOS

Franchise Value and Performance Are Enhanced

Pro Forma Profitability Including Synergies[(1)]

	June 30, 2013 PACW [(2)]	June 30, 2013 CSE	Pro Forma w/ Transaction Adjustments	Peer Median [(3)]
NIM	5.22%	4.74%	5.73%	3.35%
Yield on Loans	6.73	6.49	6.89	4.58
Cost of Deposits	0.17	0.88	0.31	0.33
Efficiency Ratio	62.4	45.6 [(4)]	44.9	62.0
PPNR / Avg Assets	1.93	2.41	2.76	1.61
ROAA	1.03	1.35	1.53	0.94
ROATCE	11.1	8.4	15.6	11.1

(1) Profitability metrics include impact of rate mark accretion and cost of cash related to FHLB borrowings repayment, cash consideration, restructuring charge and funding improvements. Excluding funding improvements, profitability ratios would be: NIM (5.51%), Yield on loans (6.89%), Cost of Deposits (0.53%), Efficiency Ratio (46.5%), PPNR/Avg. Assets (2.58%), ROAA (1.43%), and ROATCE (14.5%). Calculation assumes $25 million in pre-tax funding improvements.

(2) Includes adjustment for acquisition and integration costs. Efficiency ratio and PPNR / Avg. Assets include adjustment for FDIC loss sharing expense.

(3) Peers include US banks traded on the NYSE or NASDAQ with assets between $10bn and $50bn.

(4) Efficiency ratio defined as operating expense (non-interest expense less REO expense, early debt term expense, provision for unfunded commitments and lease depreciation) divided by net interest and non-interest income, less leased equipment depreciation.

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 12

PacWest Bancorp Merger with CapitalSource Inc. STRONG PRO FORMA CAPITAL RATIOS Page 13 Source: SNL Financial, internal company documents. Note: PACW / CSE pro forma metrics projected for December 31, 2013. Projections are presented solely for illustrative purposes using IBES consensus estimates. Neither PACW nor CSE endorse the IBES consensus estimates or publish financial guidance. Actual results may differ materially. (1) Defined as Cash and Unpledged Securities divided by Deposits. Consolidated BHC Ratios July 22, 2013 12/31/2013E Pro Forma Capital Ratios TCE / TA 10.4% - 10.6% Tier 1 Leverage Ratio 11.4% - 11.6% Tier 1 Common RBC Ratio 11.6 - 11.8 Tier 1 RBC Ratio 12.4 - 12.6 Total RBC Ratio 15.6 - 15.8

Peer Capitalization Metrics

California[2]

Bank[1]	City	State	Assets	TCE / TA	Leverage	Tier 1 Common RBC	Tier 1 RBC	Total RBC
Cathay General Bancorp	El Monte	CA	$10,521	10.7%	13.1%	13.2%	16.4%	18.2%
PACW / CSE Pro Forma	Los Angeles	CA	15,430	10.5	11.5	11.7	12.5	15.7
Wells Fargo & Company	San Francisco	CA	1,436,634	8.3	9.5	10.4	11.8	14.8
SVB Financial Group	Santa Clara	CA	22,796	8.3	8.4	12.9	13.3	14.6
East West Bancorp, Inc.	Pasadena	CA	23,102	8.2	9.2	12.9	14.1	15.6
First Republic Bank	San Francisco	CA	35,083	7.9	9.4	11.4	13.5	14.1
City National Corporation	Los Angeles	CA	27,434	6.3	6.7	8.7	9.6	12.7
Median				**8.2**	**9.3**	**12.1**	**13.4**	**14.7**

Top 10 Nationwide[3]

Top 10 Nationwide Banks[1]	City	State	Assets	TCE / TA	Leverage	Tier 1 Common RBC	Tier 1 RBC	Total RBC
BankUnited	Miami Lakes	FL	$12,746	14.0%	13.6%	31.1%	31.1%	32.4%
Cathay General Bancorp	El Monte	CA	10,521	10.7	13.1	13.2	16.4	18.2
PACW / CSE Pro Forma	Los Angeles	CA	15,430	10.5	11.5	11.7	12.5	15.7
International Bancshares	Laredo	TX	11,520	10.2	11.4	17.3	20.3	21.4
First BanCorp	San Juan	PR	13,006	10.1	12.1	13.2	16.2	17.4
Synovus Financial	Columbus	GA	26,213	9.9	11.3	8.9	13.5	16.5
Umpqua Holdings Corporation	Portland	OR	11,491	9.7	11.6	12.9	15.7	16.9
BOK Financial Corporation	Tulsa	OK	27,447	9.7	9.3	13.2	13.4	15.7
Fulton Financial Corporation	Lancaster	PA	16,683	9.5	10.6	11.7	13.0	15.2
Signature Bank	New York	NY	18,267	9.4	9.3	15.2	15.2	16.3
Commerce Bancshares	Kansas City	MO	22,227	9.3	8.9	13.6	13.6	14.9
Median				**8.3**	**9.3**	**11.7**	**13.3**	**15.1**

Source: SNL Financial.
Note: PACW / CSE pro forma metrics projected for December 31, 2013. Projections are based on consensus analyst estimates. PacWest and CapitalSource do not provide guidance and is not adopting or endorsing such estimates. Other financial data as of or for the most recent quarter available.
(1) Ranked by TCE / TA.
(2) Data as of March 31, 2013. Data set includes publicly traded banks headquartered in California with assets greater than $10bn. Excludes announced merger targets.
(3) Data as of March 31, 2013. Data set includes publicly traded nationwide banks with assets between $10bn and $50bn. Excludes announced merger targets. Top 10 nationwide BHCs ranked by TCE / TA.

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 14

Board and Management

Board Composition

Holding Company Board

- Chairman: John Eggemeyer

PacWest Bancorp

- Board: 13 Directors

Bank Board

- Chairman: Tad Lowrey

CapitalSource

- Board: 7 Directors

Executive Management

Chief Executive Officer
Matt Wagner
PacWest Bancorp

Role	Name	Company
Chief Financial Officer	Vic Santoro	PacWest Bancorp
Chief Risk Officer	Suzanne Brennan	PacWest Bancorp
Community Bank	Jared Wolff	PacWest Bancorp
CapitalSource Division	Jim Pieczynski	CapitalSource
Human Resources	Mike Thompson	PacWest Bancorp
General Counsel	Kori Ogrosky	CapitalSource
Chief Credit Officer	Bryan Corsini	CapitalSource

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 15

CREDIT AND FAIR VALUE MARKS[1]

Fair Value Marks	
Trust Preferred Securities:	$138 million marked down
Gross Loans:	$206 million marked down
Core Deposit Intangibles:	$9 million[2]

DTA	• Parties have taken steps designed to preserve NOL utilization without limitation
Aggregate Other Assets Mark	• $28 million rate mark-up in securities
Aggregate Other Liabilities Mark	• $7 million rate mark-up in deposits • $15 million FHLB pre-payment fee

(1) All credit and fair value marks are estimates and subject to change.
(2) 1% of Core Deposits. Core Deposits defined as total deposits minus CDs.

July 22, 2013 PacWest Bancorp Merger with CapitalSource Inc. Page 16

PacWest Bancorp Merger with CapitalSource Inc. CONCLUSION Page 17 • Superior middle-market lender and leading Southern California core-deposit-funded bank • Reasonably priced merger creates financial benefits for both sets of shareholders • Easy to understand transaction assumptions and integration plan • Winning financial model of superior commercial asset generation with low cost deposit funding • Combined company shareholder returns and capital ratios among the highest in the country July 22, 2013

PacWest Bancorp Merger with CapitalSource Inc. ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION ANDWHERE TO FIND IT Page 18 Investors and security holders are urged to carefully review and consider each of PacWest Bancorp’s and CapitalSource Inc.’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their current reports on form 8-K, and their Quarterly Reports on Form 10-Q. The documents filed by PacWest with the SEC may be obtained free of charge at PacWest’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by requesting them in writing to PacWest Bancorp, c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821; Attention: Investor Relations, or by telephone at (714) 671-6800. The documents filed by CapitalSource with the SEC may be obtained free of charge at CapitalSource’s website at www.capitalsource.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CapitalSource by requesting them in writing to CapitalSource Inc., 633 West 5th Street, 33rd Floor, Los Angeles, CA 90071, Attention: Investor Relations, or by telephone at Phone: (866) 876-8723. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. PacWest Bancorp intends to file a registration statement with the SEC which will include a joint proxy statement of PacWest and CapitalSource and a prospectus of PacWest, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CapitalSource and PacWest Bancorp are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. A definitive joint proxy statement/prospectus will be sent to the stockholders of each institution seeking any required stockholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from PacWest or CapitalSource by writing to the addresses provided for each company set forth in the paragraphs above. Information about the directors and executive officers of PacWest and their ownership of PacWest common stock is set forth in the proxy statement for PacWest’s 2013 annual meeting of stockholders, as previously filed with the SEC. CapitalSource, its directors, executive officers and certain other persons may be soliciting proxies from CapitalSource stockholders in favor of the approval of the acquisition. Information about the directors and executive officers of CapitalSource and their ownership of CapitalSource common stock is set forth in the proxy statement for CapitalSource’s 2013 annual meeting of stockholders, as previously filed with the SEC. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. July 22, 2013

PacWest Bancorp Merger with CapitalSource Inc. 10250 Constellation Boulevard, Suite 1640 Los Angeles, California 90067 Matt Wagner, CEO Vic Santoro, CFO (310) 728-1020 (310) 728-1021 July 22, 2013